PGIM ETF TRUST

PGIM Jennison Better Future ETF

Supplement dated June 15, 2026, to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

At a recent meeting of the Board of Trustees (the “Board”) of PGIM ETF Trust, of which PGIM Jennison Better Future ETF (the “Fund”) is a series, the Board determined after consideration of various factors that it was in the best interests of the Fund’s shareholders for the Fund to cease operations. Accordingly, the Board approved a proposal to liquidate all of the assets of the Fund and redeem any outstanding shares of the Fund on the liquidation date.

After the close of business on July 13, 2026, subject to applicable law, the Fund will no longer accept creation orders. Trading in shares of the Fund will be halted prior to market open on July 14, 2026. Proceeds of the liquidation are currently scheduled to be sent to shareholders on July 17, 2026.

In anticipation of the liquidation of the Fund and prior to July 17, 2026, the Fund will be managed in a manner intended to facilitate its orderly liquidation and may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy, which may prevent the Fund from achieving its investment objective. Furthermore, during the time between market open on July 14, 2026, and July 17, 2026, because shares of the Fund will not be traded on the Cboe BZX, we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their shares of the Fund on Cboe BZX until the market close on July 13, 2026, and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares as of July 17, 2026, the Fund will automatically redeem your shares for cash at the net asset value as of the close of business on July 17, 2026, which will include any dividends or distributions calculated as of that date.

Following receipt of this notice, large institutional shareholders, including those affiliated with the Fund, are expected to start reducing their holdings. Large sales of Fund shares may cause the shares of the Fund to trade on the Cboe BZX at a discount to their net asset value.

If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences of the liquidations.

The liquidation distribution will be paid July 17, 2026. Once the distributions are complete, the Fund will terminate.

If you would like additional information, please visit https://www.pgim.com/etf-fund-documents.

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